Earnings per share	12 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Earnings per share

5. Earnings Per Share.

Basic earnings per common share are based on the weighted average number of common shares outstanding during the periods. Diluted earnings per common share are based on the weighted average number of common shares and potential dilution of securities that could share in earnings. The differences between basic and diluted shares used for the calculation are the effect of employee and director stock options.

On January 30, 2015, 3,242,524 shares of our common stock were distributed to the shareholders of FRP in connection with the Spin-off and distribution.  For comparative purposes, we have assumed this amount to be outstanding as of the beginning of each period prior to the Spin-off and distribution presented in the calculation of weighted average shares outstanding.

The following details the computations of the basic and diluted earnings per common share. (dollars and shares in thousands, except per share amounts.)

	Years Ended September 30
	2017	2016	2015
Common shares:

Weighted average common shares
outstanding during the period -
shares used for basic earnings
per common share	3,299	3,283	3,268

Common shares issuable under share
based payment plans which are
potentially dilutive	3	2	7

Common shares used for diluted
earnings per common share	3,302	3,285	3,275

Net income	$1,829	5,705	3,339

Earnings per common share
Basic	$.55	1.74	1.02
Diluted	$.55	1.74	1.02

For 2017 and 2016, 121,449 and 80,669 shares, respectively, attributable to outstanding stock options were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.